Filed pursuant to Rule 497(a)(1) File No. 333-172524 Rule 482 ad

PennantPark Investment Corporation Announces Public Offering of
Senior Unsecured Notes Due 2025

NEW YORK, NY -- (Marketwire) – 1/15/2013 -- PennantPark Investment Corporation (the "Company") (NASDAQ: PNNT) announced that it plans to make a public offering of Senior Unsecured Notes due 2025. The Company will also grant the underwriters an option to purchase up to an additional 15% aggregate principal amount of the Senior Unsecured Notes to cover overallotments, if any. The Senior Unsecured Notes are unsecured and are expected to pay interest quarterly. The offering of the Senior Unsecured Notes will be made under the Company's shelf registration statement, which was filed with and has been declared effective by the Securities and Exchange Commission.

Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC are acting as joint bookrunning managers for this offering. Robert W. Baird & Co., Credit Suisse Securities (USA) LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., Stephens Inc., and Sterne, Agee & Leach, Inc. are acting as co-managers for this offering.

The Company expects to use the net proceeds to reduce outstanding obligations under its credit facility, to invest in new or existing portfolio companies or for other general corporate or strategic purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated January 15, 2013 and the accompanying prospectus dated January 6, 2012, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: (1) Stifel, Nicolaus & Company, Incorporated, 501 N. Broadway, St. Louis, Missouri 63102 or (2) RBC Capital Markets, LLC, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281.

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt and equity investments. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made in this release. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Investment Corporation
(212) 905-1000